Exhibit 99.1

Cohen & Company Inc. Specializing in an expanding range of capital markets activities, capitalizing on opportunities outside the bulge bracket Wall Street banking model. Company Presentation | May 26, 2026 For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy an y s ecurity. Please review the important disclosures and forward - looking statements notice on pages 2 and 3.

Notices & Disclaimers This informational material (this “Material”) has been prepared solely by Cohen & Company Inc . (NYSE American : COHN) (“Cohen”) . The Material is solely intended for informational and illustrative purposes to provide a general overview of certain aspects of Cohen’s business . This is not an offer or solicitation of any offer to buy or sell any security or other investment product, and under no circumstances is the information contained herein to be used or considered as an offer to sell, or a solicitation of any offer to buy, any security or other investment product, nor do these materials constitute legal, accounting, tax, or investment advice . Information about Cohen as a public company should be read together with Cohen’s filings with the U . S . Securities and Exchange Commission (including its Annual Report on Form 10 - K, Quarterly Reports on Form 10 - Q, and Current Reports on Form 8 - K), which are available at www . sec . gov . Cohen’s subsidiaries include Cohen & Company Financial Management, LLC, a registered investment adviser with the U . S . Securities and Exchange Commission, and Cohen & Company Securities, LLC (“CCS”), a broker - dealer registered with the U . S . Securities and Exchange Commission and a member of FINRA and SIPC . Registration as an investment adviser or broker - dealer does not imply any certain level of skill or training . CCS markets private funds through its Cohen & Company Marketing division ; any offering of interests in such funds will be made only to eligible investors through the applicable definitive offering documents . The Material may be marketed by Cohen & Company Marketing, a division of CCS, an indirect subsidiary of Cohen that markets private funds . The information presented is subject to significant assumptions . While C&Co . believes these assumptions are reasonable, they are subjective in nature and, as a result, different assumptions may result in materially different outcomes . The information in this Material reflects prevailing conditions and C&Co . ’s views as of the date of this Material, all of which are accordingly subject to change, and C&Co . has no obligation to update this information in the future . C&Co . ’s opinions and estimates constitute C&Co . ’s judgment and should be regarded as indicative, preliminary and for illustrative purposes only . The information contained herein is in summary form for convenience of presentation . It is not complete, and it should not be relied upon as such . Recipients should not construe this Material or any prior or subsequent communication as legal, accounting, tax, or investment advice . The Material is for informational purposes only and may not be relied upon for making any investment decision, including any decision to buy or sell securities of C&Co .. With respect to any potential investment in a private fund or other product offered through a C&Co . subsidiary, prospective investors should rely on the definitive offering documentation for that investment and their own independent investigation as the basis for making any investment decision . Certain information contained herein has been provided by third parties and has not been independently verified by C&Co . , and C&Co . makes no representation or warranty, express or implied, as to the accuracy or completeness of such information . The information contained herein was obtained from a number of sources, including, but not limited to, third party reports and publicly available information which C&Co . believes, but does not guarantee, to be accurate . The information contained herein was prepared based on certain assumptions and projections, future market conditions and other matters, as set forth herein . None of C&Co . or its affiliates or representatives have independently verified or audited such information and none of them is making any representation or warranty regarding, nor do they assume any responsibility for, the accuracy or completeness of the information included herein or the reasonableness of the assumptions and projections on which any portion thereof is based, and C&Co . expressly disclaims liability for errors or omissions in such information . No warranty of any kind, express or implied, including but not limited to, warranties of merchantability, noninfringement, or fitness for any particular purpose, is given in conjunction with such information and materials . No regulatory authority has reviewed or takes any responsibility for the contents of the Material . The Material may be based in part on hypothetical projections and past performance and have certain inherent limitations . The Material should not be relied upon, and any recipient of the Material acknowledges the Material's inherent limitations and will not rely on the information in making any investment decision . Any recipient of the Material acknowledges the Material’s inherent limitations and will not rely on the information in making any investment decision . Nothing contained herein shall constitute any representation or warranty as to future performance . There can be no assurance that C&Co . will be able to achieve comparable results, that any target results will be met, or that C&Co . will be able to avoid losses . There can be no assurance that future events will resemble past events in terms of frequency or severity . Past performance is not indicative of future returns . 2

Notices & Disclaimers ( cont. ) This Material contains forward - looking statements within the meaning of the federal securities laws . These forward - looking statements (including observations about markets, industry and regulatory trends as of the original date of this document) involve significant risks and uncertainties, which are difficult to predict, and are not guarantees of future performance or of C&Co . ’s future plans . Such statements can generally be identified by words such as “anticipates,” “expects,” “intends,” “seeks,” “will,” “could,” “believes,” “estimates,” “continue,” “target,” “project,” or the negatives thereof or other variations thereon and similar expressions . Forward - looking statements are based on certain assumptions, discuss future expectations, describe future plans and strategies, contain financial and operating projections and/or targets or state other forward - looking information . Due to various risks and uncertainties beyond our control, actual events, results, or performance may differ materially from those reflected or contemplated in such forward - looking statements . C&Co . ’s ability to predict results or the actual effect of future events, actions, plans or strategies is inherently uncertain and subject to significant economic and competitive uncertainties and contingencies beyond the control of C&Co . , or its affiliates or representatives . Additional information regarding the risks and uncertainties affecting C&Co . is contained in C&Co . ’s filings with the U . S . Securities and Exchange Commission, which are available at www . sec . gov . As a result, the recipient of this Material should not place undue reliance on any forward - looking statement . C&Co . has no obligation to update any of the forward - looking statements in this document . In connection with this Material, C&Co . is not acting and does not purport to act in any way as an adviser or in a fiduciary capacity vis - à - vis any recipient . Therefore, recipients are strongly encouraged to seek their own independent legal, tax, accounting, and investment advice . Investments in securities, and in any private fund or other product offered through C&Co . ’s subsidiaries, involve risk, including the potential loss of all or a substantial portion of the amount invested . Returns generated from any such investment may not adequately compensate investors for the business and financial risks assumed . Certain investment products managed by C&Co . ’s subsidiaries may employ trading techniques and speculative investment practices that may increase the risk of investment loss . Any potential investment should be evaluated on the basis of the definitive offering documents for that investment . All of the information contained in this Material is as of a date prior, and in some cases significantly prior, to the date of access . The recipient should not assume that such information, even if accurate as of its date, is accurate as of the date of access . C&Co . and its respective affiliates or representatives are under no obligation to update the information contained in the materials attached hereto . To the extent this Material includes financial measures that are not calculated in accordance with U . S . generally accepted accounting principles (“GAAP”), such as adjusted earnings, adjusted EBITDA, or assets under management figures, those measures are presented as supplemental information and should not be considered in isolation or as a substitute for the most directly comparable GAAP measures . Reconciliations to the most directly comparable GAAP measures, where required, are provided in C&Co . ’s filings with the U . S . Securities and Exchange Commission or in the appendix to this Material Cautionary Note Regarding Quarterly Financial Results Due to the nature of our business, our revenue and operating results may fluctuate materially from quarter to quarter . Accordingly, revenue and net income in any particular quarter may not be indicative of future results . Further, our employee compensation arrangements are in large part incentive - based and, therefore, will fluctuate with revenue . The amount of compensation expense recognized in any one quarter may not be indicative of such expense in future periods . As a result, we suggest that annual results may be the most meaningful gauge for investors in evaluating our business performance . THE MATERIAL IS PROPRIETARY TO COHEN & COMPANY INC . THE MATERIAL IS NOT INTENDED FOR DISTRIBUTION TO OR USE BY ANY PERSON OR ENTITY IN ANY JURISDICTION OR COUNTRY WHERE SUCH DISTRIBUTION OR USE WOULD BE CONTRARY TO APPLICABLE LAW OR REGULATIONS . THE INFORMATION INCLUDED IN THE MATERIAL IS CURRENT ONLY AS OF THE DATE SET FORTH ON THE COVER PAGE HEREOF AND MAY NOT REFLECT SUBSEQUENT DEVELOPMENTS . C&CO . ’S INVESTMENT, OPERATIONAL AND RISK MANAGEMENT PROCESSES ARE CONTINUALLY EVOLVING . C&Co . IS UNDER NO OBLIGATION TO UPDATE OR PROVIDE ANY RECIPIENT OF THIS MATERIAL WITH AN UPDATED VERSION OF THIS MATERIAL FOLLOWING ANY UPDATES BEING MADE TO THIS MATERIAL . C&CO . DISCLAIMS ANY DUTY TO UPDATE THE INFORMATION PROVIDED HEREIN . 3

C&Co.

Diversified Revenue Sources

Cohen & Company Inc.[1] ("C&Co.") operates across 3 segments – **Capital Markets, Asset Management**, and **Principal Investing**.

Capital Markets contributes the majority of C&Co. revenue, primarily from our **Investment Banking** and **Sales & Trading** activities.

Established in 2021, our Investment Bank focuses on advising and raising capital for **frontier industries,** and bringing these companies from the private to the **public markets** so that all investors, not just large institutions, can **participate in their growth.**


Fintech
Blockchain
Quantum
Aerospace
Dual Use Technology
Mobility
AI
Energy Transition


$276M
$32M
$9M
$48M
$188M
$146M
$37M
$11M
$70M
$29M
60% Investment Banking Revenue CAGR
2021 Revenue
2025 Revenue
Investment Banking
Sales & Trading
Asset Management
Principal Transactions & Other

2021 – 2025 Growth Driven by Investment Banking

Annual Transaction Count[2]
311%

Advised Deal Value[3]
150%

[1] Cohen & Company Inc., together with its subsidiaries and affiliates (collectively, "C&Co.")
[2] Includes announced or closed transactions
[3] Includes Enterprise Value of announced or closed transactions

For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the important disclosures and forward-looking statements notice on pages 2 and 3.

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C&Co.

Firm History & Key Milestones

1999
Cohen & Company Inc. founded as an investment firm focused on financial institutions with specialized needs outside the bulge bracket Wall Street banking model.

Mid 2000s
Cohen & Company Inc. becomes a leading manager of credit assets, peak assets over $45B.

2009
C&Co. diversifies into more investment areas; goes public (ticker: COHN) via reverse merger with Alesco Financial Holdings, a specialty finance REIT.

2011/2012
C&Co. acquires JVB Financial Holdings, LLC, a dynamic Sales & Trading boutique, and PrinceRidge[1], an investment banking and fixed income firm, to expand Sales & Trading activities; rebrands as Institutional Financial Markets Inc. (ticker: IFMI).

2017
IFMI reverts to original C&Co. brand (ticker: COHN).

2020-2022
Sales & Trading area's prudent risk management & capital markets expertise accelerated growth in Mortgage group, winning market share during interest rate volatility and Fed interventions.

2021
C&Co. adds senior leaders to its Investment Banking efforts, establishing an investment banking practice focused on advising frontier sector companies.

2024
C&Co. adds senior leaders to strengthen Sales & Trading focus on financial institutions that fall outside the bulge bracket Wall Street banking model.

2025
C&Co. adds senior leaders to its equity Sales & Trading efforts, focused on high-touch equity execution and securities services.

2026
C&Co. expands dedicated frontier industry expertise in Energy / Energy Transition and Space / Aerospace via appointment of senior leadership.

[1] The PrinceRidge acquisition took place in two parts: acquisition of a majority holding in 2011, with the remaining stake acquired in 2012

For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the important disclosures and forward-looking statements notice on pages 2 and 3.

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Investment Banking 1 For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the importan t disclosures and forward - looking statements notice on pages 2 and 3.

Investment Banking

C & CO

Frontier Investment Banking Platform

Capital Markets

Strategic capital markets advisory for complex transactions, backed by deep institutional relationships.

- IPO Execution
- Private Placements
- PIPEs
- Convertible Debt
- Debt & Restructuring
- Direct Listing & Reverse Takeover (RTO)
- SPAC Formation & Funding
- De-SPAC Execution

M&A Advisory

Bespoke M&A advisory built on institutional experience delivering tailored solutions for clients.

- Mergers & Recapitalizations
- Spin-offs, Carve-outs, & Divestitures
- Leveraged Buyouts
- Review of Strategic Alternatives
- Dual Track Efforts
- SPAC Buyside & Sellside Advisory

191
Transactions Announced or Closed since 2021

$81.6B+
Announced M&A Transactions since 2021

$25.2B+
Announced Financing Transactions since 2021

New York, NY (HQ) • Menlo Park, CA • Houston, TX

For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the important disclosures and forward-looking statements notice on pages 2 and 3.

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Investment Banking

Robust Transaction History

Diversified Across Industry Coverage and Products

Broad sector coverage across emerging and established industries.

Positioned to provide quality solutions for a broad selection of clients.

Deliver full-lifecycle execution across M&A, IPOs, and capital raises to serve clients at every stage.

Transaction Type[1]


16.2%
Capital Raises
49.7%
Advisory
34.0%
IPOs

Industry Type[1]


2.1%
Mining / Natural Resources
8.9%
Automobility
8.9%
AI / Software
23.0%
CleanTech
24.6%
Other
3.1%
Sports & Media
8.4%
Healthcare
20.9%
Blockchain & FinTech

[1] Represents transaction count from 2021 - May 26, 2026; percentages may not add up to 100% due to rounding

For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the important disclosures and forward-looking statements notice on pages 2 and 3.

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Investment Banking

IPO Relationships Begin Long-Term Client Engagement

Cohen & Company Capital Markets

Early relationships drive recurring revenue: the IPO lifecycle advantage

1 Initial Public Offerings

65 IPOs Completed

$13.6B Total IPO Value

2025	2025	2025
Hennessy Capital VII	Crane Harbor	Spring Valley
$175M SPAC IPO	$220M SPAC IPO	$230M SPAC IPO
Lead Left Bookrunner	Lead Left Bookrunner	Lead Left Bookrunner

2 Strategic Combination / Advisory

95 Strategic Combinations Completed or Announced

$81.6B Total Announced Strategic Combination Value

2025	2026	2026
Namib Merger with Hennessy Capital VI	Xanadu Merger with Crane Harbor	Spring Valley Merger with Eagle
$609M EV	$3.1B EV	$312M EV
Financial Advisor & Capital Markets Advisor	Financial & Capital Markets Advisor / Placement Agent	Financial & Capital Markets Advisor / Placement Agent

3 Post Strategic Combination Financing

53 Total Announced PIPEs & Financings

$11.6B PIPEs & Financings Capital Raised

2024	2026	Announced
TWO Merger with LatAm	Xanadu Merger with Crane Harbor	Spring Valley Merger with General Fusion
$15M PIPE	$275M PIPE	$105M PIPE
Financial Advisor & Capital Markets Advisor	Financial & Capital Markets Advisor / Placement Agent	Financial & Capital Markets Advisor / Placement Agent

4 Repeat Issuers

41% Repeat Sponsor Share of Announced / Closed Deals

$49.5B Repeat Sponsor Total Deal Volume[1]

2026	2025	2026
Hennessy Capital VIII	Crane Harbor	Spring Valley IV
$241.5M SPAC IPO	$345M SPAC IPO	$230M SPAC IPO
Lead Left Bookrunner	Lead Left Bookrunner	Lead Left Bookrunner

Note: All figures from 2021 – May 26, 2026

[1] Comprised of Enterprise Value of De-SPAC and M&A transactions, total IPO value, and capital raise size from standalone financing transactions

For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the important disclosures and forward-looking statements notice on pages 2 and 3.

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Source: SPAC Insider, SPAC Research ¹ Includes SPAC transactions from 1/1/2025 – 12/31/2025. Ranked by deal count ² Includes announced and closed De - SPAC advisory from 1/1/2025 – 12/31/2025. Ranked by deal count 2025 Announced and Closed De - SPACs 2 2025 SPAC IPOs Priced 1 Total PIPE Capital Raised in 2025 ($M) 2 $2,764 $1,047 $610 $275 $275 $261 $240 $186 $157 $112 CCM Raised $805M in Common Equity PIPE Capital at $10.00/sh. in 2025 2 1 2 2 3 3 5 7 10 16 14 3 2 1 1 1 1 1 1 Announced De - SPAC CCM Closed De - SPAC Closed De - SPAC CCM served as Lead Left or Sole Bookrunner on all of the firm’s 2025 SPAC IPOs 5 5 5 6 8 9 18 20 29 31 2025 Market Leader in Core Segments… Investment Banking 10 For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy an y s ecurity. Please review the important disclosures and forward - looking statements notice on pages 2 and 3.

Investment Banking

…With Continued Momentum in 2026

2026 SPAC IPOs Priced[1]

Firm	SPAC IPOs Priced
BTIG	14
Cohen & Company Capital Markets	10
D. Boral Capital	10
Cantor Fitzgerald	7
Clear Street	6
Deutsche Bank	4
Kingswood	3
Santander	2
Roth	2
Maxim Group	2

2026 Announced and Closed De-SPACs[2]

Firm	Closed De-SPAC	Announced De-SPAC
Cohen & Company Capital Markets	4 (CCM Closed De-SPAC)	7
Cantor Fitzgerald	2	4
TD Securities	2	1
J.P. Morgan	1	1
Roth Capital Partners	1	1
BTIG	2	
Needham	1	1
EarlyBirdCapital	1	1
Citi	1	
Stifel	1	

CCM Closed De-SPAC | Announced De-SPAC | Closed De-SPAC

Select CCM Transactions in 2026

Announced April 2026
Northstar Earth & Space
$405M Combination with
Viking Acquisition Corp I
$30M PIPE
Exclusive Financial Advisor, Lead Capital Markets Advisor, and Sole Placement Agent

Announced April 2026
US elemental
$571M Combination with
Constellation Acquisition Corp. I
Financial Advisor, Capital Markets Advisor, and Placement Agent

Closed March 2026
Xanadu
$3.1B Combination with
Crane Harbor
$275M PIPE
Financial Advisor, Capital Markets Advisor, and Placement Agent

Closed March 2026
Bleichroeder Acquisition Corp. I
$800M Pro-Money EV Combination with
Merlin
$200M PIPE
Capital Markets Advisor and Placement Agent

Closed February 2026
Spring Valley
$312M Combination with
Eagle Energy Metals
$30M PIPE
Exclusive Financial Advisor, Lead Capital Markets Advisor, and Placement Agent

Announced February 2026
ThomasLloyd.
$1.5B Pro-Forma Equity Value
Roman Group
Exclusive Financial Advisor and Lead Capital Markets Advisor

Announced February 2026
Hecate Energy
$1.2B Combination with
EGH
Financial Advisor and Lead Capital Markets Advisor

Announced January 2026
Digital Asset Acquisition Corp.
$316M Combination with
Old Glory Bank
Exclusive Financial Advisor and Capital Markets Advisor

Announced January 2026
Spring Valley
$1B Pro-Forma Equity Value
generalfusion
$105M PIPE
Exclusive Financial Advisor, Lead Capital Markets Advisor, and Placement Agent

Buyside Engagement | Sellside Engagement

Source: SPAC Insider, SPAC Research
[1] Includes SPAC transactions from 1/1/2026 – 4/16/2026. Ranked by deal count
[2] Includes announced and closed De-SPAC advisory from 1/1/2026 – 4/16/2026. Ranked by deal count

For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the important disclosures and forward-looking statements notice on pages 2 and 3.

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Notable M&A Transactions as a Trusted Advisor Investment Banking 12 Total Announced or Closed Transactions across Sellside & Buyside M&A since 2021 95 Aggregated Advised Deal Value since 2021 $81.6B+ February 2024 Financial Advisor / Capital Markets Advisor / Placement Agent $838M Combination with $10M PIPE June 2025 Exclusive Financial Advisor / Lead Capital Markets Advisor $609M Combination with February 2025 Financial Advisor / Capital Markets Advisor $500M Combination with $30M Fixed Price Convert March 2024 Exclusive Financial Advisor / Lead Capital Markets Advisor $1.2B Combination with April 2025 Exclusive Financial Advisor / Capital Markets Advisor $4.7B Combination with June 2025 Exclusive Financial Advisor / Joint Capital Markets Advisor $1.8 B Combination with March 2026 Financial Advisor / Capital Markets Advisor / Placement Agent $3.1B Combination with $302M Gross Proceeds Announced Exclusive Financial Advisor / Lead Capital Markets Advisor ~$240M Gross Proceeds $1.5B in Pro - Forma Equity Value Combination with Announced Financial Advisor / Capital Markets Advisor / Placement Agent $1.3B Combination with $100M PIPE Archimedes Tech SPAC Partners II Co. March 2025 Exclusive Financial Advisor / Capital Markets Advisor / Placement Agent $903M Combination with ~$50M PIPE II March 2025 Exclusive Financial Advisor $66M Equity Value Sale to $45M Debt Paydown December 2023 Exclusive Financial Advisor / Capital Markets Advisor $903M Combination with $38M Convertible Note Announced Exclusive Financial / Lead Capital Markets Advisor $4.7B Combination with December 2025 Exclusive Financial Advisor / Co - Placement Agent $1.0B Combination with $750M+ in Gross Proceeds Comprised of Preferred Equity, Convertible Notes, and Cash in Trust ProCap BTC, LLC February 2026 Exclusive Financial Advisor / Lead Capital Markets Advisor / Placement Agent $312M Combination $30M PIPE Announced Financial Advisor / Lead Capital Markets Advisor $1.2B Combination with Announced Exclusive Financial / Lead Capital Markets Advisor / Placement Agent $105M PIPE $1B Pro Forma Equity Value November 2023 Exclusive Financial Advisor / Lead Capital Markets Advisor $325M Combination with October 2023 Exclusive Financial Advisor / Lead Capital Markets Advisor $848M Combination with $89M Committed Financing July 2025 Sale to Exclusive Financial Advisor For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy an y s ecurity. Please review the important disclosures and forward - looking statements notice on pages 2 and 3. May 2026 Exclusive Financial Advisor / Lead Capital Markets Advisor ~$780M Combination with $25M Gross Proceeds BS1

Investment Banking

Roadmap for Investment Banking Growth

Talent

Grow MD headcount to broaden coverage and product expertise.

Further leverage established Capital Markets presence with Equity Research.

Deal Size

Increase average target Enterprise Value from ~$300M to $500M+.

Leverage product and sector expertise toward larger firms for increased deal size.

Geography

Build on closed or active transactions across North America, South America, Europe, Asia, Australia, and Africa.

Deepen presence internationally to broaden deal flow and capital raising reach.

Client Lifecycle

Deepen client relationships and wallet share across the full company lifecycle.

Cross-sell IPO → De-SPAC → Follow-on → M&A advisory to deepen wallet share per client.

For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the important disclosures and forward-looking statements notice on pages 2 and 3.

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Sales & Trading 2 For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the importan t disclosures and forward - looking statements notice on pages 2 and 3.

Differentiated Fixed Income & Equity Platforms 15 Equities Specialized, high - touch equity execution and securities services for institutional and event - driven investors. Equities Equity Derivatives Preferred Securities Fixed Income Financing, advisory, sales and trading solutions for institutional clients across the fixed income markets. >2x Growth in Institutional Accounts since Year End 2021 20% → 40% Percentage of Institutional Clients since Year End 2021 28+ Average Years of Experience in Seasoned Team Sales & Trading Mortgages (Agency MBS, TBAs, Whole Loans) Mortgage Originator Funding SBA Loans Government Securities Municipal Securities Corporate Bonds & Loans Structured Products (CDOs, CLOs, ABS, RMBS, CMBS) Structured Notes New York, NY (HQ) Philadelphia, PA Memphis, TN Boca Raton, FL Charlotte, NC For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy an y s ecurity. Please review the important disclosures and forward - looking statements notice on pages 2 and 3.

Sales & Trading

C&CO

Spotlight – Institutional Mortgage Funding Program

$3.9B

A specialized financing program serving the agency and government mortgage pipeline funding needs of mid to large-sized mortgage originators.[1]

Revenue is recurring, fee-like, and independent of M&A and capital markets cycles.

14 Yr
TRACK RECORD SINCE 2012

100+
ROBUST PIPELINE OF ORIGINATORS SEEKING FUNDING

Extraordinary Client Retention

Clients roll monthly positions continually as their source of short-term funding, often for many years. Each holds collateral in a dedicated, separate trust account.

Institutional Investor Base

Bank holding companies, regional banks, credit unions, pension funds, municipalities, and corporate treasuries.

Government-Backed Collateral & Above-Market Yields

Trust certificates backed by government and agency-backed mortgage loans. Currently a ~10% yield enhancement over comparable investment alternatives.

Recurring, fee-like revenue – a durable foundation for Investment Banking growth.

[1] As reported in COHN 5/1/2026 Q1 2026 earnings press release

For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the important disclosures and forward-looking statements notice on pages 2 and 3.

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Asset Management 3 For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the importan t d isclosures and forward - looking statements notice on pages 2 and 3.

Asset Management

C & CO

Specialty Private Credit and Insurance Offerings

U.S. Platform

Providing private credit to U.S. and Bermuda-domiciled insurers with limited access to capital markets and traditional bank financing.

Senior, Subordinated & Surplus Notes

Property & Casualty, Workers' Compensation, Specialty Insurance

European Platform

Providing Tier II subordinated lending to small and mid-sized insurance companies in Europe and Bermuda with limited access to capital markets and bank financing.

Solvency II compliant Tier II subordinated Notes

Property, Health, Motor, Life, Non-Standard Motor, Run-Off, Medical Malpractice, Casualty, Pet, Credit Insurance

$1.4B
AUM as of 12/31/2025[1]

$4.9B
Invested across 226 insurance issuers since 2004

40+
Jurisdictions across U.S., Bermuda, and Europe

New York, NY ● Philadelphia, PA ● Paris, FR

[1] AUM includes the CREO JV servicing mandate ($193M notional); CREO origination activity and dedicated headcount sit within the Capital Markets segment per FY2025 10-K

For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the important disclosures and forward-looking statements notice on pages 2 and 3.

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Summary Statistics 4 For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the importan t d isclosures and forward - looking statements notice on pages 2 and 3.

Summary Statistics

Capital Structure Overview

Equity Composition[1]


6.67M
Fully Diluted Shares

- Common stock: 2,477,655
- Operating LLC units: 4,194,086[2]

Debt Detail ($M, face value)[3]

Senior Notes

2024 Note – Aug 2026 Tranche	$2.6M	12.00% fixed	Aug 2026

Junior Subordinated Notes[3]

Alesco Capital Trust I	$28.1M	SOFR + 4.00%	Jul 2037
Sunset Financial Trust I	$20.0M	SOFR + 4.15%	Mar 2035

Revolving Credit Facility

$15M Unsecured Credit Line

Byline Facility	$0 drawn	SOFR + 6.00%	Jun 2026

Cash-on-hand

Cash	$19.0M

Implied equity value

6.67M shares @ $11.28

$75.3M

Total Debt (face value)

$50.7M

Total Enterprise Value

$107.0M

[1] Common stock as of 5/26/2026

[2] C&Co. is organized as a traditional up-C structure. Operating LLC units as converted, as reported in COHN 3/31/2026 form 10-Q. Operating LLC units (convertible 10-for-1 for common stock) entitle holders to economic value associated with equity ownership. Voting rights associated with equity ownership are conferred through Series E and Series F preferred shares, which hold no right to economic value associated with equity ownership and are therefore excluded from this equity composition table

[3] Carried on COHN balance sheet at discounted value of $26.0M as of 3/31/2026

Source: COHN 10-Q for three months ended 3/31/2026

For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy any security. Please review the important disclosures and forward-looking statements notice on pages 2 and 3.

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1 Common stock as of 5/26/2026; Operating LLC units as converted (convertible 10 - for - 1 for common stock), as reported in COHN 3/3 1/2026 form 10 - Q Price & Trading COHN Overview Current price $11.28 Enterprise value $107.0M Market cap $75.3M Shares out. (FD) 1 6.67M 52 - wk. range $7.78 - $32.60 30 - day avg. volume 40,308 2025 Regular Dividend $1.00 Headquarters Philadelphia, PA Employees 129 Founded 1999 Fiscal year end Dec 31 21 Summary Trading Overview: Snapshot as of 5/26/2026 Summary Statistics P / B 0.5x For informational purposes only. This presentation does not constitute an offer to sell or solicitation of an offer to buy an y s ecurity. Please review the important disclosures and forward - looking statements notice on pages 2 and 3.